1 Q2 2024 July 31, 2024 Earnings Presentation Dave Bozeman, President & CEO Arun Rajan, Chief Strategy & Innovation Officer Mike Zechmeister, Chief Financial Officer Damon Lee, Chief Financial Officer Elect Michael Castagnetto, President of NAST Chuck Ives, Director of Investor Relations

Safe Harbor Statement Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward- looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to factors such as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; fuel price increases or decreases, or fuel shortages; competition and growth rates within the global logistics industry that could adversely impact our profitability; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight; risks associated with seasonal changes or significant disruptions in the transportation industry; risks associated with identifying and completing suitable acquisitions; our dependence on and changes in relationships with existing contracted truck, rail, ocean, and air carriers; risks associated with the loss of significant customers; risks associated with reliance on technology to operate our business; cyber-security related risks; our ability to staff and retain employees; risks associated with operations outside of the U.S.; our ability to successfully integrate the operations of acquired companies with our historic operations; climate change related risks; risks associated with our indebtedness; risks associated with interest rates; risks associated with litigation, including contingent auto liability and insurance coverage; risks associated with the potential impact of changes in government regulations including environmental-related regulations; risks associated with the changes to income tax regulations; risks associated with the produce industry, including food safety and contamination issues; the impact of changes in political and governmental conditions; changes to our capital structure; changes due to catastrophic events; risks associated with the usage of artificial intelligence technologies; and other risks and uncertainties detailed in our Annual and Quarterly Reports. Any forward- looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update such statement to reflect events or circumstances arising after such date. 2©2024 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Thoughts from President & CEO, Dave Bozeman 3 ■ Our Q2 results reflect a higher quality of execution and performance, as we continue to implement the new Robinson operating model. And although we continue to fight through an elongated freight recession, we are winning and executing better at this point in the cycle. ■ Our truckload business grew market share for the fourth consecutive quarter, and we took share the right way, with margin improvement in mind. And our adjusted income from operations increased 32% year-over-year for the full enterprise. ■ We continue to focus on ensuring that we’ll be ready for the eventual freight market rebound, with a disciplined operating model that decouples headcount growth from volume growth and drives operating leverage. ■ All of the changes that we’re making are aimed at our North Star of generating incremental operating income and delivering higher highs and higher lows over the course of freight market cycles. We will do this by focusing on two main fronts… growing market share and expanding our operating income margins.

IMPROVEPLAN ACTIVATE • Enterprise Strategy Map • Divisional Strategy Maps • Shared Services Strategy Maps • Regular operating review cadence (daily, weekly, monthly, quarterly) • Binary view of success (green) or opportunity (red) • Enterprise • Divisional • Shared Services • Accountable action plans on all scorecards with red • Embrace and attack the red! • e.g., Gemba walks (go to the desk) Scorecard: Measurable and Actionable Inputs Defined Strategic Workstreams Clear Long-Term Strategy and Goals Continuous and Rigorous Measurement and Action Plans Continuously Improving. Never Stops. 1 2 3 4 5 Robinson Operating Model 4

Q2 Highlights 5 ■ Global freight markets continue to be impacted by low demand and excess capacity, resulting in suppressed transportation rates. ■ Q2 NAST truckload & LTL volume increased 1.5% Y/Y, which outpaced the market indices for the fourth consecutive quarter, and truckload AGP/load improved Y/Y and sequentially, driving NAST adjusted income from operations up 26.6% Y/Y ■ Q2 ocean and air volume grew Y/Y and Global Forwarding adjusted income from operations increased 46.5% Y/Y ■ Focused on deploying our new operating model, providing best- in-class service to our customers and carriers, gaining profitable share in targeted market segments, optimizing our structure costs, streamlining our processes by continuing to remove waste and manual touches and ensuring readiness for the eventual freight market rebound ■ Continuing to invest through cycles in improving the customer and carrier experience and in decoupling volume growth from headcount growth $4.5B Total Revenues +1.4% Y/Y $687M Adj. Gross Profits(1) +3.3% Y/Y $178M Income from Ops. +34.3% Y/Y $1.05 Net Income/Share +29.6% Y/Y Q2 2024 1. Adjusted gross profits, adjusted income from operations and adjusted net income per share are non-GAAP financial measures. Refer to pages 21 through 24 for further discussion and a GAAP to Non-GAAP reconciliation. $1.15 of adjusted net income per share(1)

All Other & Corporate ■ Robinson Fresh integrated supply chain solutions generating increased AGP ■ Managed Services Q2 AGP down 0.7% Y/Y ■ Other Surface Transportation AGP declined 20.3% Y/Y Global Forwarding (GF) ■ Ongoing conflict in the Red Sea has strained ocean capacity and driven rates higher ■ Ocean volume grew 4.0% Y/Y & air tonnage grew 11.0% Y/Y ■ Continuing to diversify our trade lane and industry vertical exposure North American Surface Transportation (NAST) ■ Adjusted gross profit (AGP) per load/order increased Y/Y in both TL and LTL ■ Truckload volume performance outpaced the market indices for the fourth quarter in a row ■ Significant opportunities for profitable growth remain in a highly fragmented market ■ Focused on initiatives that improve the customer and carrier experience and lower our cost to serve ■ Productivity improvements are being driven by removing waste and increasing automation Complementary Global Suite of Services 6 Q2 2024 Adjusted Gross Profits(2) 4.8% Y/Y -2.4% Y/Y 2.7% Y/Y 1. Measured over trailing twelve months. 2. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. Over half of total revenues is garnered from customers to whom we provide both surface transportation and global forwarding services.(1)

NAST Q2’24 Results by Service 7 ■ Truckload volume up 1.5% year-over-year(2) ■ Truckload AGP per shipment increased 6.5% due to increasing profit per shipment on transactional volume(2) ■ LTL volume up 1.5% and AGP per order increased 5.0%(2) ■ Other AGP decreased primarily due to a decrease in warehousing and intermodal services 2Q24 2Q23%▲ Truckload (“TL”) $254.8 $236.1 7.9% Less than Truckload (“LTL”) $144.2 $135.4 6.5% Other $20.6 $29.0 (28.9)% Total Adjusted Gross Profits $419.7 $400.5 4.8% Adjusted Gross Profit Margin % 14.0% 13.0% 100 bps Adjusted Gross Profits(1) ($ in millions) 1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Growth rates are rounded to the nearest 0.5 percent. Second Quarter Highlights

Truckload Price and Cost Change (1)(2)(3) 8 Truckload Q2 Volume(2)(4) +1.5 % Price/Mile(1)(2)(3) -2.0 % Cost/Mile(1)(2)(3) -3.5 % Adjusted Gross Profit(4) +7.9% 1. Price and cost change represents YoY change for North America truckload shipments across all segments. 2. Growth rates are rounded to the nearest 0.5 percent. 3. Pricing and cost measures exclude fuel surcharges and costs. 4. Truckload volume and adjusted gross profit growth represents YoY change for NAST truckload. ■ 70% / 30% truckload contractual / transactional volume mix in Q2 ■ Average routing guide depth of 1.2 in Managed Services business vs. 1.1 in Q2 last year Yo Y % C ha ng e in P ric e an d C os t p er M ile YoY Price Change YoY Cost Change 2016 2017 2018 2019 2020 2021 2022 2023 2024 -30% -20% -10% 0% 10% 20% 30% 40% 50%

Truckload AGP $ per Shipment Trend



NAST Adjusted Gross Profit $ per Truckload Shipment (left axis)
Average NAST AGP $ per Truckload Shipment (left axis)
NAST Adjusted Gross Profit Margin % (right axis)
NAST Adjusted Gross Profit $ per Truckload Shipment
NAST Adjusted Gross Profit Margin %
20%
19%
18%
17%
16%
15%
14%
13%
12%
11%
2015
2016
2017
2018
2019
2020
2021
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2023
2024

- Disciplined pricing and capacity procurement efforts resulted in improved optimization of volume and AGP per truckload, primarily in our transactional business.[1]
- Increasing adoption of digital brokerage offerings are improving our cost of hire.

C.H. ROBINSON

1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.

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Global Forwarding Q2’24 Results by Service 10 2Q24 2Q23%▲ Ocean $116.6 $107.4 8.6% Air $30.5 $33.5 (8.9)% Customs $26.7 $25.1 6.1% Other $10.3 $13.2 (22.0)% Total Adjusted Gross Profits $184.1 $179.2 2.7% Adjusted Gross Profit Margin % 20.0% 23.0% (300 bps) Adjusted Gross Profits (1) ($ in millions) ■ Ongoing conflict in the Red Sea is causing transit interruptions and vessel re-routing, which has put a strain on ocean capacity, resulted in port congestion and equipment shortages and driven rates higher Y/Y ■ Ocean AGP increased due to a 4.0% increase in shipments and a 4.5% increase in AGP per shipment(2) ■ Air AGP decreased due to an 18.0% decrease in AGP per metric ton shipped, partially offset by an 11.0% increase in metric tons shipped(2) ■ Customs AGP increased due to a 6.0% increase in volume(2) 1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Growth rates are rounded to the nearest 0.5 percent. Second Quarter Highlights

All Other & Corporate Q2’24 Results 11 Robinson Fresh ■ Increased AGP due to an increase in integrated supply chain solutions for retail and foodservice customers Managed Services ■ Total freight under management of $1.5B in Q2 up Y/Y Other Surface Transportation ■ Decline in AGP primarily driven by a 23.3% decrease in Europe truckload AGP 2Q24 2Q23%▲ Robinson Fresh $39.9 $37.9 5.2% Managed Services $28.8 $29.0 (0.7)% Other Surface Transportation $15.1 $18.9 (20.3)% Total $83.7 $85.8 (2.4)% Adjusted Gross Profits (1) ($ in millions) 1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Growth rates are rounded to the nearest 0.5 percent. Second Quarter Highlights

Streamlining & Automating Processes to Drive Profitable Growth 12 12

New Customer & Carrier Experiences Driving Digital Adoption 13 ■ Improving customer and carrier outcomes with technology that supports our people and processes ■ Leveraging GenAI to capitalize on our data and information advantage ■ Concurrent workstreams are delivering process optimization by eliminating productivity bottlenecks ■ Accelerating the digital execution of critical touch points in the lifecycle of a load: • Reducing manual tasks per shipment • Reducing time per task 13

© C.H. Robinson Worldwide, Inc. All rights reserved. © C.H. Robinson Worldwide, Inc. All rights reserved. 14 Our Customer Promise

Capital Allocation Priorities: Balanced and Opportunistic 15 Cash Flow from Operations & Capital Distribution ($M) ■ $76 million of cash returned to shareholders in Q2 2024 ■ Q2 2024 capital distribution declined 28% Y/Y due to the decrease in cash from operations ■ More than 25 years of annually increasing dividends, on a per share basis ■ 45K shares deemed repurchased, upon surrender of shares to satisfy tax withholding, at an average price of $81.66 ■ The decline in the cost and price of purchased surface transportation (inclusive of fuel surcharges) has slowed year-over-year, and the cost and price of ocean transportation have risen, resulting in growth of net operating working capital and lower cash from operations. ■ We'll continue to manage our capital structure to maintain our investment grade credit rating.

16 Appendix

Q2 2024 Transportation Results(1) 17 Three Months Ended June 30 Six Months Ended June 30 $ in thousands 2024 2023 % Change 2024 2023 % Change Total Revenues $ 4,121,930 $ 4,084,827 0.9% $ 8,204,518 $ 8,412,792 (2.5) % Total Adjusted Gross Profits(2) $ 651,547 $ 631,267 3.2% $ 1,279,139 $ 1,288,201 (0.7) % Adjusted Gross Profit Margin % 15.8% 15.5% 30 bps 15.6% 15.3% 30 bps Transportation Adjusted Gross Profit Margin % 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q1 16.8% 19.7% 17.3% 16.4% 18.6% 15.3% 14.9% 13.5% 15.2% 15.4% Q2 17.5% 19.3% 16.2% 16.2% 18.3% 17.5% 13.8% 15.4% 15.5% 15.8% Q3 18.4% 17.6% 16.4% 16.6% 16.9% 14.4% 13.7% 15.1% 15.1% Q4 19.0% 17.2% 16.6% 17.7% 15.6% 14.3% 13.3% 15.5% 15.0% Total 17.9% 18.4% 16.6% 16.7% 17.3% 15.3% 13.8% 14.8% 15.2% 1. Includes results across all segments. 2. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.

Q2 2024 NAST Results

$ in thousands	Three Months Ended June 30			Six Months Ended June 30,		
	2024	2023	% Change	2024	2023	% Change
Total Revenues	$ 2,989,909	$ 3,079,268	(2.9)%	$ 5,990,222	$ 6,383,455	(6.2)%
Total Adjusted Gross Profits[1]	$ 419,657	$ 400,532	4.8 %	$ 816,767	$ 827,187	(1.3)%
Adjusted Gross Profit Margin %	*14.0%*	*13.0%*	*100 bps*	*13.6%*	*13.0%*	*60 bps*
Income from Operations[2]	$ 141,102	$ 117,859	19.7 %	$ 249,997	$ 251,881	(0.7)%
Adjusted Operating Margin %	*33.6%*	*29.4%*	*420 bps*	*30.6%*	*30.5%*	*10 bps*
Depreciation and Amortization	$ 5,525	$ 5,856	(5.7)%	$ 10,875	$ 11,507	(5.5)%
Total Assets	$ 3,053,769	$ 3,106,092	(1.7)%	$ 3,053,769	$ 3,106,092	(1.7)%
Average Headcount	5,868	6,497	(9.7)%	5,929	6,713	(11.7)%

C.H. ROBINSON

1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.
2. Includes $8.5 million of restructuring charges in the Three Months Ended June 30, 2024 related to workforce reductions and charges to reduce our facilities footprint including early termination or abandonment of office buildings under operating leases and $13.4 million of restructuring charges in the Six Months Ended June 30, 2024 related to workforce reductions, impairment of internally developed software due to reprioritizing the efforts of our product and technology teams, and charges to reduce our facilities footprint including early termination or abandonment of office buildings under operating leases. Includes $0.3 million of restructuring charges in the Three Months Ended June 30, 2023 and $1.2 million in the Six Months Ended June 30, 2023 mainly related to workforce reductions.

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Q2 2024 Global Forwarding Results 19 1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Includes $3.5 million of restructuring charges in the Three Months Ended June 30, 2024 and $7.0 million of restructuring charges in the Six Months Ended June 30, 2024 mainly related to workforce reductions. Includes $0.7 million of restructuring charges in the Three Months Ended June 30, 2023 and $2.4 million in the Six Months Ended June 30, 2023 mainly related to workforce reductions. Three Months Ended June 30 Six Months Ended June 30 $ in thousands 2024 2023 % Change 2024 2023 % Change Total Revenues $ 921,223 $ 779,867 18.1% $ 1,779,860 $ 1,569,845 13.4 % Total Adjusted Gross Profits(1) $ 184,067 $ 179,231 2.7% $ 364,112 $ 357,150 1.9 % Adjusted Gross Profit Margin % 20.0% 23.0% (300 bps) 20.5% 22.8% (230 bps) Income from Operations(2) $ 40,982 $ 29,647 38.2% $ 72,534 $ 59,763 21.4 % Adjusted Operating Margin % 22.3% 16.5% 580 bps 19.9% 16.7% 320 bps Depreciation and Amortization $ 2,793 $ 5,484 (49.1) % $ 5,637 $ 10,964 (48.6) % Total Assets $ 1,306,075 $ 1,149,091 13.7% $ 1,306,075 $ 1,149,091 13.7 % Average Headcount 4,652 5,225 (11.0) % 4,770 5,356 (10.9) %

Q2 2024 All Other and Corporate Results

$ in thousands	Three Months Ended June 30 2024	Three Months Ended June 30 2023	Three Months Ended June 30 % Change	Six Months Ended June 30, 2024	Six Months Ended June 30, 2023	Six Months Ended June 30, % Change
Total Revenues	$ 572,216	$ 562,721	1.7%	$ 1,125,577	$ 1,080,226	4.2%
Total Adjusted Gross Profits[(1)]	$ 83,685	$ 85,733	(2.4%)	$ 164,259	$ 166,799	(1.5%)
Income (loss) from Operations[(2)]	$ (3,994)	$ (14,883)	(73.2%)	$ (17,308)	$ (17,988)	(3.8%)
Depreciation and Amortization	$ 16,736	$ 14,635	14.4%	$ 32,420	$ 27,884	16.3%
Total Assets	$ 1,152,502	$ 1,150,078	0.2%	$ 1,152,502	$ 1,150,078	0.2%
Average Headcount	3,954	4,363	(9.4%)	4,032	4,454	(9.5%)

1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.
2. Includes $3.1 million of restructuring charges in the Three Months Ended June 30, 2024 mainly related to workforce reductions and $7.7 million of restructuring charges in the Six Months Ended June 30, 2024 related to workforce reductions and impairment of internally developed software due to reprioritizing the efforts of our product and technology teams. Includes $13.1 million of restructuring charges in the Three Months Ended June 30, 2023 and $14.3 million in the Six Months Ended June 30, 2023 mainly related to workforce reductions.

C.H. ROBINSON

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Non-GAAP Reconciliations

Our adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. Adjusted gross profit margin is calculated as adjusted gross profit divided by total revenues. We believe adjusted gross profit and adjusted gross profit margin are useful measures of our ability to source, add value, and sell services and products that are provided by third parties, and we consider adjusted gross profit to be a primary performance measurement. The reconciliation of gross profit to adjusted gross profit and gross profit margin to adjusted gross profit margin are presented below:

	Three Months Ended June 30				Six Months Ended June 30,			
$ in thousands	2024		2023		2024		2023	
Revenues:								
Transportation	$4,121,930		$ 4,084,827		$ 8,204,518		$ 8,412,792	
Sourcing	361,418		337,029		691,141		620,734	
Total Revenues	$4,483,348		$ 4,421,856		$ 8,895,659		$ 9,033,526	
Costs and expenses:								
Purchased transportation and related services	3,470,383		3,453,560		6,925,379		7,124,591	
Purchased produced sourced for resale	325,556		302,800		625,142		557,799	
Direct internally developed software amortization	10,883		8,749		21,105		16,066	
Total direct costs	$3,806,822		$ 3,765,109		$ 7,571,626		$ 7,698,456	
Gross profit & Gross profit margin	**$ 676,526**	**15.1%**	**$ 656,747**	**14.9%**	**$ 1,324,033**	**14.9%**	**$ 1,335,070**	**14.8%**
Plus: Direct internally developed software amortization	10,883		8,749		21,105		16,066	
Adjusted gross profit/Adjusted gross profit margin	**$ 687,409**	**15.3%**	**$ 665,496**	**15.1%**	**$ 1,345,138**	**15.1%**	**$ 1,351,136**	**15.0%**

C.H. ROBINSON

21

Non-GAAP Reconciliations 22 Our adjusted operating margin is a non-GAAP financial measure calculated as operating income divided by adjusted gross profit. Our adjusted operating margin - excluding restructuring is a similar non-GAAP financial measure to adjusted operating margin, but also excludes the impact of restructuring. We believe adjusted operating margin and adjusted operating margin - excluding restructuring are useful measures of our profitability in comparison to our adjusted gross profit, which we consider a primary performance metric as discussed above. The comparisons of operating margin to adjusted operating margin and adjusted operating margin - excluding restructuring are presented below: Three Months Ended June 30 Six Months Ended June 30, $ in thousands 2024 2023 2024 2023 Total Revenues $ 4,483,348 $ 4,421,856 $ 8,895,659 $ 9,033,526 Income from operations 178,090 132,623 305,223 293,656 Operating margin 4.0% 3.0% 3.4% 3.3% Adjusted gross profit $ 687,409 $ 665,496 $ 1,345,138 $ 1,351,136 Income from operations 178,090 132,623 305,223 293,656 Adjusted operating margin 25.9% 19.9% 22.7% 21.7% Adjusted gross profit $ 687,409 $ 665,496 $ 1,345,138 $ 1,351,136 Adjusted income from operations(1) 193,279 146,755 333,355 311,510 Adjusted operating margin - excluding restructuring 28.1% 22.1% 24.8% 23.1% 1. In the Three Months Ended June 30, 2024, we incurred restructuring expenses of $9.4 million related to workforce reductions and $5.7 million of other charges, primarily related to charges to reduce our facilities footprint. In the Six Months Ended June 30, 2024 we incurred restructuring expenses of $17.4 million related to workforce reductions and $10.7 million of other charges, primarily related to an impairment of internally developed software and charges to reduce our facilities footprint. In the Three Months Ended June 30, 2023, we incurred restructuring expenses of $13.1 million related to workforce reductions and $1.0 million of other charges. In the Six Months Ended June 30, 2023, we incurred restructuring expenses of $16.7 million related to workforce reductions and $1.1 million of other charges.

Non-GAAP Reconciliations

Our adjusted income (loss) from operations, adjusted operating margin - excluding restructuring, and adjusted net income per share (diluted) are non-GAAP financial measures. Adjusted income (loss) from operations and adjusted net income per share (diluted) is calculated as income (loss) from operations, adjusted operating margin - excluding restructuring, and net income per share (diluted) excluding the impact of restructuring. The adjustments to net income per share (diluted) include restructuring-related costs and a foreign currency loss on divested operations. We believe that these measures provide useful information to investors and include them within our internal reporting to our chief operating decision maker. Accordingly, the discussion of our results of operations includes discussion on the changes in our adjusted income (loss) from operations, adjusted operating margin - excluding restructuring, and adjusted net income per share (diluted). The reconciliation of income (loss) from operations to adjusted income (loss) from operations, adjusted operating margin - excluding restructuring, and net income per share (diluted) to adjusted income (loss) from operations and adjusted net income per share (diluted) is presented below (in thousands except per share data):

	Three Months Ended June 30, 2024				Six Months Ended June 30, 2024			
	NAST	Global Forwarding	All Other and Corporate	Consolidated	NAST	Global Forwarding	All Other and Corporate	Consolidated
Income (loss) from operations	$ 141,102	$ 40,982	$ (3,994)	$ 178,090	$ 249,997	$ 72,534	$ (17,308)	$ 305,223
Severance and other personnel expenses	4,758	2,179	2,508	9,445	7,784	5,394	4,209	17,387
Other selling, general, and administrative expenses	3,776	1,331	637	5,744	5,654	1,592	3,499	10,745
Total adjustments to income (loss) from operations[1][2]	8,534	3,510	3,145	15,189	13,438	6,986	7,708	28,132
Adjusted income (loss) from operations	**$ 149,636**	**$ 44,492**	**$ (849)**	**$ 193,279**	**$ 263,435**	**$ 79,520**	**$ (9,600)**	**$ 333,355**
Adjusted gross profit	$ 419,657	$ 184,067	$ 83,685	$ 687,409	$ 816,767	$ 364,112	$ 164,259	$ 1,345,138
Adjusted income (loss) from operations	149,636	44,492	(849)	193,279	263,435	79,520	(9,600)	333,355
Adjusted operating margin - excluding restructuring	35.7%	24.2%	N/M	28.1%	32.3%	21.8%	N/M	24.8%
			$ in 000's	per share			$ in 000's	per share
Net income and per share (diluted)			$ 126,251	$ 1.05			$ 219,155	$ 1.83
Restructuring and related costs, pre-tax[1][2]			15,189	0.13			28,132	0.24
Tax effect of adjustments			(3,645)	(0.03)			(6,746)	(0.06)
Adjusted net income and per share (diluted)			**$ 137,795**	**$ 1.15**			**$ 240,541**	**$ 2.01**

1. The Three Months Ended June 30, 2024 includes restructuring expenses of $9.4 million related to workforce reductions and $5.7 million of other charges to reduce our facilities footprint including early termination or abandonment of office buildings under operating leases.
2. The Six Months Ended June 30, 2024 includes restructuring expenses of $17.4 million related to workforce reductions and $10.7 million of other charges, primarily related to an impairment of internally developed software due to reprioritizing the efforts of our product and technology teams and charges to reduce our facilities footprint including early termination or abandonment of office buildings under operating leases.

C.H. ROBINSON

23

Non-GAAP Reconciliations

Our adjusted income (loss) from operations, adjusted operating margin - excluding restructuring, and adjusted net income per share (diluted) are non-GAAP financial measures. Adjusted income (loss) from operations and adjusted net income per share (diluted) is calculated as income (loss) from operations, adjusted operating margin - excluding restructuring, and net income per share (diluted) excluding the impact of restructuring. The adjustments to net income per share (diluted) include restructuring-related costs and a foreign currency loss on divested operations. We believe that these measures provide useful information to investors and include them within our internal reporting to our chief operating decision maker. Accordingly, the discussion of our results of operations includes discussion on the changes in our adjusted income (loss) from operations, adjusted operating margin - excluding restructuring, and adjusted net income per share (diluted). The reconciliation of income (loss) from operations to adjusted income (loss) from operations, adjusted operating margin - excluding restructuring, and net income per share (diluted) to adjusted income (loss) from operations and adjusted net income per share (diluted) is presented below (in thousands except per share data):

	Three Months Ended June 30, 2023				Six Months Ended June 30, 2023			
	NAST	Global Forwarding	All Other and Corporate	Consolidated	NAST	Global Forwarding	All Other and Corporate	Consolidated
Income (loss) from operations	$ 117,859	$ 29,647	$ (14,883)	$ 132,623	$ 251,881	$ 59,763	$ (17,988)	$ 293,656
Severance and other personnel expenses	327	691	12,109	13,127	1,156	2,229	13,340	16,725
Other selling, general, and administrative expenses	4	39	962	1,005	4	163	962	1,129
Total adjustments to income (loss) from operations[(1)(2)]	331	730	13,071	14,132	1,160	2,392	14,302	17,854
Adjusted income (loss) from operations	**$ 118,190**	**$ 30,377**	**$ (1,812)**	**$ 146,755**	**$ 253,041**	**$ 62,155**	**$ (3,686)**	**$ 311,510**
Adjusted gross profit	$ 400,532	$ 179,231	$ 85,733	$ 665,496	$ 827,187	$ 357,150	$ 166,799	$ 1,351,136
Adjusted income (loss) from operations	118,190	30,377	(1,812)	146,755	253,041	62,155	(3,686)	311,510
Adjusted operating margin - excluding restructuring	29.5%	16.9%	N/M	22.1%	30.6%	17.4%	N/M	23.1%
			$ in 000's	per share			$ in 000's	per share
Net income and per share (diluted)			$ 97,316	$ 0.81			$ 212,207	$ 1.77
Restructuring and related costs, pre-tax[(1)(2)]			14,132	0.12			17,854	0.15
Foreign currency loss on divested operations, pre-tax			2,051	0.02			3,808	0.04
Tax effect of adjustments			(3,393)	(0.03)			(4,287)	(0.04)
Adjusted net income and per share (diluted)			**$ 110,106**	**$ 0.92**			**$ 229,582**	**$ 1.92**

C.H. ROBINSON

1. The Three Months Ended June 30, 2023 includes restructuring expenses of $13.1 million related to workforce reductions and $1.0 million of other charges.
2. The Six Months Ended June 30, 2023 includes restructuring expenses of $16.7 million related to workforce reductions and $1.1 million of other charges.

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25 Thank you INVESTOR RELATIONS: Chuck Ives 952-683-2508 chuck.ives@chrobinson.com